EXTENSION REQUEST

February 9, 2023
Citibank, N.A.,
as Administrative Agent
One Penns Way, Building Ops II, Floor 2
New Castle, Delaware 19720
PriceSmart, Inc
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of February 18, 2022 (as amended or modified from time to time, the “Credit Agreement”) among PriceSmart, Inc., a Delaware corporation, the Lenders (as defined in the Credit Agreement) and Citibank, N.A., as administrative agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.21(a), the Company hereby requests and extension of the Commitment Termination Date for a period of 364-days, expiring February 16, 2024.
This Extension Request shall become effective on and as of February 17, 2023, provided that the Administrative Agent shall have received (a) counterparts of this Extension Request executed by the Company, each of the Lenders and the Administrative Agent and (b) counterparts of the attached Consent executed by each of the Subsidiary Guarantors.
The Company represents and warrants that (i) no Default has occurred and is continuing on the date of this Extension Request and immediately after giving effect hereto; and (ii) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date of this Extension Request and immediately after giving effect hereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects).
By execution below, each party hereto (and named below), hereby agrees to waive the satisfaction of the timing requirements set forth in Section 2.21 to the extent that it (i) requires the Company to request an extension of the Commitment Termination Date, by written notice to the Administrative Agent, at least 35 days prior to the next Existing Commitment Termination Date and (ii) requires each Lender to notify the Company and the Administrative Agent, in writing, at least 30 days prior to the next Existing Commitment Termination Date, whether such Lender will consent to such extension, and each party hereto further agrees that such timing requirements for the delivery of a written notice set forth in Section 2.21 shall be deemed to have been timely and fully satisfied.

AMERICAS/2023630690.1

Very truly yours,
PRICESMART, INC.,
By: /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: Secretary
The undersigned hereby consents to the Extension Request:

CITIBANK, N.A.,
as Administrative Agent and as Lender
By: /s/ Robert Kane
Name: Robert Kane
Title: Managing Director

AMERICAS/2023630690.1

CONSENT
    Dated as of February 9, 2023
The undersigned, each as a Subsidiary Guarantor (as defined in the Credit Agreement referred to in the foregoing Extension Request, hereby consents to extension of the Commitment Termination Date for a period of 364-days, expiring February 16, 2024, and hereby confirms and agrees that notwithstanding the effectiveness of such Extension Request, the Subsidiary Guaranty to which each of the respective Subsidiary Guarantors is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

PRISMAR DE COSTA RICA SOCIEDAD ANONIMA
By /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: President
PRICESMART (GUATEMALA) SA
By /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: President
PRICESMART DOMINICANA SRL
By /s/ Caridad Fernandez
Name: Caridad Fernandez
Title: Director
PRICESMART PANAMA SA
By /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: President

AMERICAS/2023630690.1

PRICESMART CLUBS (TT) LTD
By /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: President
PRICESMART EL SALVADOR SA DE CAPITAL VARIABLE
By /s/ Elman Luis Rivera Escobar
Name: Elman Luis Rivera Escobar
Title: Legal Representative
PRICESMART JAMAICA LIMITED
By /s/ Francisco Javier Velasco
Name: Francisco Javier Velasco
Title: President

AMERICAS/2023630690.1